EXHIBIT 10.54

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SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE (hereinafter "Agreement") is entered into by and between Apollo Capital Corp. ("Apollo") and All for One Media Corp. ("AFOM", and hereinafter Apollo and AFOM are referred hereto collectively as the "Parties"), and is effective as of the date both Parties have executed and delivered this Agreement (the "Effective Date").

WHEREAS Apollo, as lender, and AFOM, as borrower, entered into multiple Convertible Promissory Note(s), (See Schedule A, referred to as the "Note(s)");

WHEREAS the Parties desire and intend to modify their respective rights and obligations under only the Specific Note(s) as listed on "Schedule A" and the other claims and matters set forth in this Agreement; Any other agreements between Apollo and/or its affiliates, and AFOM and/or Their affiliates, will remain in full force and effect.

NOW, THEREFORE, in consideration of the covenants, terms, conditions, restrictions, acknowledgments, and stipulations established herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. **Authority.** Each person signing this Agreement in his or her representative capacity represents and warrants by signing this Agreement that it is his or her intent to bind his or her principal to the terms contained herein, that the person signing in his or her representative capacity has been authorized to bind the respective principal to such terms, and that it is the principal's intent to be so bound. Each Party also represents and warrants that it is the owner of, and has not assigned, the claims released herein.

2. **Settlement Payment.** AFOM agrees to pay Apollo, and Apollo agrees to release AFOM in Tranches as outlined in "Schedule A", as payment for any and all claims and compensation under the Note(s), a total sum of Six Hundred & Fifty Thousand Dollars ($650,000.00) (the "Settlement Sum"), to be paid in Multiple Tranches on or before December 30th 2018.

AFOM shall pay the Settlement Sum by Wire Transfer to "Apollo Capital Corp."

BANK:

TD Bank
Phone: 407.644.1052
Attn: Justin Walsh (Vice President)
810 North Orlando Ave
Winter Park, FL 32789
ABA: 067 014 822

For the Account of:

Apollo Capital Corp.
7050 Aloma Ave.
Winter Park, FL 32792
Account No: 433 992 2175

7. **Governing Law.** This Agreement shall in all respects be interpreted, enforced, and governed under the substantive law of the State of New York, without regard to choice of law principles. Any and all claims or actions relating to or arising out of this Agreement shall be venued in New York County, New York, and the Parties agree and consent to submit to personal jurisdiction in any court located in New York County, New York and hereby waive any objection on grounds of improper venue or *forum non conveniens* in connection therewith.

8. **Enforceability.** In the event that any one or more of the provisions of this Agreement are found or held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. Both Parties are deemed to have drafted this Agreement, and this Agreement shall not be construed in favor of one party over the other.

9. **Consent.** Each party has read and understands the terms of this Agreement. The Parties represent and warrant that no representation, promise or inducement of any kind has been offered except as set forth in this Agreement. The Parties further warrant that, in making this Agreement, they are relying upon their own judgment, investigation, belief and knowledge and that they are not relying on representations or statements by another person or another person's attorneys. The Parties acknowledge they have been advised by their respective attorneys with respect to this Agreement to the extent they deemed it necessary and that they are entering into this Agreement voluntarily and with full understanding of its legal effect.

10. **Non-Disparagement.** The Parties agree that they will not make any disparaging comments about each other, nor shall they encourage or induce third parties to do so on their behalf which is intended to adversely affect either the conduct of the Parties' business or profession, or a Party's business or professional reputation.

11. **Attorneys' Fees and Costs.** Each Party shall bear its own attorney's fees.

12. **Signatures.** This document may be executed in counterparts, allowing for multiple pages of signatures, electronic, facsimile or otherwise, to constitute a binding contract herein.

13. **Entire Agreement.** The Agreement is a fully integrated agreement and constitutes the entire agreement between the Parties with respect to the subject matter hereof. Except as stated expressly herein, the Agreement supersedes, merges, and replaces all prior oral or written negotiations, offers, representations, warranties, and agreements with respect to the subject matter hereof. The Parties acknowledge and agree that each has read this Agreement and consulted with their respective counsel, that it sets forth their entire agreement, that this Agreement is the product of negotiation, and that none of the Parties is to be considered the drafter or author of this Agreement.

(Signature Pages Follow)

APOLLO CAPITAL CORP.

By: ______________ 10.30.2018

Title: Yohan Naraine (Pres)

All For One Media Corp

By: ______________

Title: Brian Lukow (CEO)

The Note(s) - APOLLO - AFOM - ALL FOR ONE MEDIA CORP. " SCHEDULE A"				
APOLLO CAPITAL CORP Tranche 1 Payment $350,000.00 Due Oct 31 2018			**Note Balance**	**RELEASE AMOUNT**
	AFOM 99K	May 18th 2017 - Release in full	101,728.63	101,728.63
	AFOM 110K	May 2nd 2017 - Release in full	126,625.55	126,625.55
		Balance Due to Apollo Capital Corp before October 31st, 2018		$228,354.18
APOLLO CAPITAL CORP Tranche 2 Payment $150,000.00 Due Nov 30 2018				**RELEASE AMOUNT**
	AFOM 165K	April 5th 2017 – Release in Full		191,081.31
		Balance Due to Apollo Capital Corp before November 30th, 2018		**191,081.31**
APOLLO CAPITAL CORP Tranche 3 Payment $150,000.00 Due Dec 30 2018				**RELEASE AMOUNT**
	AFOM 220K	Dec 27th 2016 – Release in Full	227,526.51	227,526.51
		Balance Due to Apollo Capital Corp before December 30th, 2018		227,526.51
				TOTAL PAYOFF
				$650,000.00